Exhibit 10.12

SECOND AMENDMENT TO CREDIT AGREEMENT

This SECOND AMENDMENT TO CREDIT AGREEMENT, dated as of April 29, 2020 (this “Amendment”), to the Credit Agreement, dated as of March 26, 2019 (as amended by that certain First Amendment to Credit Agreement dated as of February 10, 2020 and as further amended, restated, amended and restated, supplemented or otherwise modified from time to time immediately prior to the effectiveness of this Amendment, the “Credit Agreement”; the Credit Agreement, after giving effect to the effectiveness of this Amendment, the “Amended Credit Agreement”), by and among PANAMERA PURCHASER, INC., a Delaware corporation (“Holdings”), WU HOLDCO, INC., a Delaware corporation (the “Borrower”), the lenders from time to time party thereto (collectively, the “Lenders” and each, individually, a “Lender”) and ANTARES CAPITAL LP (“Antares”), as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”), is entered into by and among the Borrower, Holdings, the Subsidiary Guarantors party hereto, the Administrative Agent, the Collateral Agent and the Lenders party hereto.

W I T N E S S E T H:

WHEREAS, the Borrower has requested to extend the date on which the annual audited financial statements of the Borrower for the fiscal year ending December 31, 2019 are required to be delivered pursuant to Section 6.01(a) of the Credit Agreement;

WHEREAS, Subject to and upon the terms and conditions set forth herein, the Lenders party hereto, constituting the Required Lenders, have agreed to enter into this Agreement and amend the Credit Agreement as provided herein; and

NOW, THEREFORE, in consideration of the premises and agreements, provisions and covenants herein contained, the parties hereto agree as follows:

SECTION 1. DEFINED TERMS; INTERPRETATION, ETC.

Capitalized terms used and not defined herein shall have the meanings assigned to such terms in the Credit Agreement. This Amendment is a “Loan Document”, as defined in the Credit Agreement.

SECTION 2. AMENDMENTS TO THE CREDIT AGREEMENT.

Subject to satisfaction (or waiver) of the conditions set forth in Section 3 hereof, on the Second Amendment Effective Date, the Credit Agreement is hereby amended as follows:

(i) Section 6.01(a) of the Credit Agreement is hereby amended by replacing the parenthetical “(or 145 days with respect to the fiscal year ending December 31, 2018)” with “(or (x) 145 days with respect to the fiscal year ending December 31, 2018 and (y) 150 days with respect to the fiscal year ending December 31, 2019)” in the first sentence therein.

SECTION 3. CONDITIONS PRECEDENT.

This Amendment shall become effective as of the date (the “Second Amendment Effective Date”) on which each of the following conditions precedent shall have been satisfied (or duly waived by the Administrative Agent):

3.1 Certain Documents. The Administrative Agent shall have received a counterpart of this Amendment, duly executed by each Loan Party, the Administrative Agent, the Collateral Agent and the Required Lenders.

3.2 Representations and Warranties. Each of Holdings and the Borrower represents and warrants to Administrative Agent and each Lender that, as of the date hereof after giving effect to this Amendment and the transactions contemplated hereby, no Default or Event of Default shall have occurred and be continuing.

SECTION 4. MISCELLANEOUS

4.1 Reference to and Effect on the Loan Documents.

(a) As of the Second Amendment Effective Date, each reference in the Amended Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import, and each reference in the other Loan Documents to the Credit Agreement (including, without limitation, by means of words like “thereunder”, “thereof” and words of like import), shall mean and be a reference to the Credit Agreement as amended by this Amendment.

(b) Except as expressly amended hereby, all of the terms and provisions of the Credit Agreement and all other Loan Documents are and shall remain in full force and effect and are hereby ratified and confirmed.

(c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Administrative Agent or any Lender under the Credit Agreement or any Loan Document, or constitute a waiver or amendment of any other provision of the Credit Agreement or any Loan Document (as amended hereby) except as and to the extent expressly set forth herein.

4.2 Reaffirmation. Each Loan Party hereto expressly acknowledges the terms of this Amendment and reaffirms, as of the Second Amendment Effective Date, that its guarantee of the Obligations under the applicable Guaranty and its grant of Liens on the Collateral to secure the Obligations pursuant to each Collateral Document to which it is a party, in each case, continues in full force and effect and extends to the obligations of the Loan Parties under the Loan Documents (including the Amended Credit Agreement) subject to any limitations set out in the Amended Credit Agreement and any other Loan Document applicable to that Loan Party. Neither the execution, delivery, performance or effectiveness of this Amendment nor the modification of the Credit Agreement effected pursuant hereto: (i) impairs the validity, effectiveness or priority of the Liens granted pursuant to any Loan Document, and such Liens continue unimpaired with the same priority to secure repayment of all Obligations, whether heretofore or hereafter incurred; or (ii) is intended to or will create a registerable Lien or requires that any new filings be made or other action be taken to perfect or to maintain the perfection of such Liens.

4.3 Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Receipt by the Administrative Agent of a facsimile copy of an executed signature page hereof shall constitute receipt by the Administrative Agent of an executed counterpart of this Amendment.

4.4 Governing Law. THIS AMENDMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AMENDMENT (OTHER THAN TO THE EXTENT EXPRESSLY PROVIDED OTHERWISE HEREIN) SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

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4.5 Loan Document and Integration. This Amendment is a Loan Document, and together with the other Loan Documents, incorporates all negotiations of the parties hereto with respect to the subject matter hereof and is the final expression and agreement of the parties hereto with respect to the subject matter hereof.

4.6 Headings. Section headings contained in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purposes.

4.7 Waiver of Jury Trial. EACH PARTY TO THIS AMENDMENT HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING UNDER THIS AMENDMENT OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO THIS AMENDMENT, OR THE TRANSACTIONS RELATED HERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER FOUNDED IN CONTRACT OR TORT OR OTHERWISE; AND EACH PARTY HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS AMENDMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION 4.7 WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE SIGNATORIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

[SIGNATURE PAGES FOLLOW]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers and members thereunto duly authorized, as of the date indicated above.

WU HOLDCO, INC., as the Borrower

By:	/s/ Doug Richcreek
Name: Doug Richcreek
Title: Chief Financial Officer, Secretary and Treasurer

PANAMERA PURCHASER, INC., as Holdings

By:	/s/ Doug Richcreek
Name: Doug Richcreek
Title: Chief Financial Officer, Secretary and Treasurer

FIVE STAR CHEMICALS & SUPPLY, LLC,
CC HOLDINGS, INC.,
CC INTERMEDIATE HOLDINGS, INC.,
GG BUYER, LLC,
J.A. WRIGHT & CO.,
URNEX ACQUISITION, LLC,
URNEX HOLDINGS, LLC,
URNEX BRANDS, LLC,
WEIMAN PRODUCTS, LLC,
MICRO-SCIENTIFIC, LLC,
BI-O-KLEEN INDUSTRIES, INC., each as a Subsidiary Guarantor

By:	/s/ Doug Richcreek
Name: Doug Richcreek
Title: Chief Financial Officer, Secretary and Treasurer

[Signature Page to Second Amendment to Credit Agreement]

ANTARES CAPITAL LP, as the Administrative Agent and the Collateral Agent

By:	/s/ Jase Morris
Name: Jase Morris
Title: Duly Authorized Signatory

ANTARES HOLDINGS LP, as a Lender
By:	Antares Holdings GP Inc., its general partner

By:	/s/ Mark Jarosz
Name: Mark Jarosz
Title: Duly Authorized Signatory

ANTARES COMPLETE FINANCING SOLUTION
LLC, as a Lender

By:	/s/ Steven Rubinstein
Name: Steven Rubinstein
Title: Duly Authorized Signatory

ABC COMPLETE FINANCING SOLUTION LLC, as a Lender

By:	/s/ Steven Rubinstein
Name: Steven Rubinstein
Title: Duly Authorized Signatory

ANTARES ASSETCO LP, as a Lender
By:	Antares Assetco GP LLC, its general partner

By:	/s/ Mark Jarosz
Name: Mark Jarosz
Title: Duly Authorized Signatory

[Signature Page to Second Amendment to Credit Agreement]

ANTARES UNITRANCHE FUNDING II LLC, as a Lender
By: Antares Capital Advisers LLC, its attorney-in-fact

By:	/s/ Kathleen Wright
Name: Kathleen Wright
Title: Duly Authorized Signatory

ANTARES UNITRANCHE MASTER FUND I LP, as a Lender
By: Antares Capital Advisers LLC, its attorney-in-fact

By:	/s/ Kathleen Wright
Name: Kathleen Wright
Title: Duly Authorized Signatory

[Signature Page to Second Amendment to Credit Agreement]

EAF comPlan II – Private Debt, as a Lender
By: Bain Capital Credit, LP, as Asset Manager

By:	/s/ Andrew S. Viens
Name: Andrew S. Viens
Title: Managing Director

Blue Cross of California, as a Lender
By: Bain Capital Credit, LP, as Investment Manager

By:	/s/ Andrew S. Viens
Name: Andrew S. Viens
Title: Managing Director

Bain Capital Direct Lending 2015 (U), L.P., as a
Lender
By: Bain Capital Direct Lending 2015 Investors (L), L.P., its general partner
By: Bain Capital Credit Member, LLC, its general partner

By:	/s/ Andrew S. Viens
Name: Andrew S. Viens
Title: Managing Director

Los Angeles County Employees Retirement Association, as a Lender
By: Bain Capital Credit, LP, as Manager

By:	/s/ Andrew S. Viens
Name: Andrew S. Viens
Title: Managing Director

BAIN CAPITAL SPECIALTY FINANCE, INC., as a Lender
By: BCSF Advisors, LP, its Advisor

By:	/s/ Andrew S. Viens
Name: Andrew S. Viens
Title: Managing Director

[Signature Page to Second Amendment to Credit Agreement]

BCC CAMBRIDGE FINANCING SOLUTIONS (TL), LP, as a Lender
By: Bain Capital Credit, LP, its Investment Manager

By:	/s/ Andrew S. Viens
Name: Andrew S. Viens
Title: Managing Director

BCC CAMBRIDGE FINANCING SOLUTIONS (REVOLVERS), LP, as a Lender
By: Bain Capital Credit, LP, its Investment Manager

By:	/s/ Andrew S. Viens
Name: Andrew S. Viens
Title: Managing Director

[Signature Page to Second Amendment to Credit Agreement]

GBDC 3 Funding LLC, as a Lender
By: Golub Capital BDC 3, Inc., its sole member
By: GC Advisors LLC, its Manager

By:	/s/ Marc C. Robinson
Name: Marc C. Robinson
Title: Managing Director

Golub Capital Finance Funding LLC, as a Lender
By: GC Advisors LLC, its Manager

By:	/s/ Marc C. Robinson
Name: Marc C. Robinson
Title: Managing Director

GCIC Funding LLC, as a Lender
By: Golub Capital BDC, Inc., its sole member
By: GC Advisors LLC, its Manager

By:	/s/ Marc C. Robinson
Name: Marc C. Robinson
Title: Managing Director

GC FINANCE OPERATIONS LLC, as a Lender
By: GC Advisors LLC, its Manager

By:	/s/ Marc C. Robinson
Name: Marc C. Robinson
Title: Managing Director

GOLUB CAPITAL BDC FUNDING II LLC, as a Lender
By: GC Advisors LLC, as agent

By:	/s/ Marc C. Robinson
Name: Marc C. Robinson
Title: Managing Director

[Signature Page to Second Amendment to Credit Agreement]

GOLUB CAPITAL BDC HOLDINGS LLC, as a Lender
By: GC Advisors LLC, its Manager

By:	/s/ Marc C. Robinson
Name: Marc C. Robinson
Title: Managing Director

GBDC 3 HOLDINGS LLC, as a Lender
By: Golub Capital BDC 3, Inc., its sole member
By: GC Advisors LLC, its Manager

By:	/s/ Marc C. Robinson
Name: Marc C. Robinson
Title: Managing Director

GCIC HOLDINGS LLC, as a Lender
By: Golub Capital Investment Corporation, its sole member
By: GC Advisors LLC, its Manager

By:	/s/ Marc C. Robinson
Name: Marc C. Robinson
Title: Managing Director

GOLUB CAPITAL INVESTMENT CORPORATION, as a Lender

By:	/s/ Marc C. Robinson
Name: Marc C. Robinson
Title: Managing Director

[Signature Page to Second Amendment to Credit Agreement]

NPC I Holdings LP, as a Lender
By: NPC I Holdings GP Ltd., its general partner

By:	/s/ Katherine Gurney
Name: Katherine Gurney
Title: General Counsel
Signed at Toronto, Canada

By:	/s/ Gavin Foo
Name: Gavin Foo
Title: Managing Director
Signed at Toronto, Canada

NSPC-L Holdings LP, as a Lender
By: NSPC-L Holdings GP Ltd., its general partner

By:	/s/ Katherine Gurney
Name: Katherine Gurney
Title: General Counsel
Signed at Toronto, Canada

By:	/s/ Gavin Foo
Name: Gavin Foo
Title: Managing Director
Signed at Toronto, Canada

[Signature Page to Second Amendment to Credit Agreement]

OWL ROCK CAPITAL CORPORATION, as a Lender

By:	/s/ Alexis Maged
Name: Alexis Maged
Title: Authorized Signatory

OWL ROCK CAPITAL CORPORATION II, as a Lender

By:	/s/ Alexis Maged
Name: Alexis Maged
Title: Authorized Signatory

ORCC II FINANCING LLC, as a Lender

By:	/s/ Alexis Maged
Name: Alexis Maged
Title: Authorized Signatory

OWL ROCK CLO II, LTD., as a Lender
By: Owl Rock Capital Advisors LLC, its Collateral Manager

By:	/s/ Alexis Maged
Name: Alexis Maged
Title: Authorized Signatory

OWL ROCK CLO III, LTD., as a Lender

By:	/s/ Alexis Maged
Name: Alexis Maged
Title: Authorized Signatory

[Signature Page to Second Amendment to Credit Agreement]